Exhibit 4.22

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                               KEYSPAN CORPORATION

                          KEYSPAN CORPORATION TRUST ___

                                       and



                            ------------------------,

                                as Warrant Agent



                           -------------------------,

                               as Property Trustee



                            ------------------------,

                                    as Agent





                                 UNIT AGREEMENT








                           Dated as of _____ __, 20__




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                                TABLE OF CONTENTS
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RECITALS          ................................................................................................1



                     ARTICLE I Definitions and Other Provisions of General Applications...........................2

Section 1.1.      Definitions.....................................................................................2

Section 1.2.      Compliance Certificates and Opinions............................................................9

Section 1.3.      Form of Documents Delivered to Agent............................................................9

Section 1.4.      Acts of Holders; Record Dates..................................................................10

Section 1.5.      Notices........................................................................................11

Section 1.6.      Notice to Holders; Waiver......................................................................12

Section 1.7.      Effect of Headings and Table of Contents.......................................................12

Section 1.8.      Successors and Assigns.........................................................................13

Section 1.9.      Separability Clause............................................................................13

Section 1.10.     Benefits of Agreement..........................................................................13

Section 1.11.     Governing Law..................................................................................13

Section 1.12.     Legal Holidays.................................................................................13

Section 1.13.     Counterparts...................................................................................13

Section 1.14.     Inspection of Agreement........................................................................13



                     ARTICLE II Certificate Forms................................................................14

Section 2.1.      Forms of Certificates Generally; Legends.......................................................14

Section 2.2.      Form of Agent's Certificate of Authentication..................................................17



                     ARTICLE III The Securities..................................................................17

Section 3.1.      Amount; Form and Denominations.................................................................17

Section 3.2.      Rights and Obligations Evidenced by the Certificates...........................................18

Section 3.3.      Execution, Authentication, Delivery and Dating.................................................18

Section 3.4.      Temporary Certificates.........................................................................19

Section 3.5.      Registration; Registration of Transfer and Exchange............................................20

Section 3.6.      Separation and Rejoining of Units..............................................................21

Section 3.7.      Book-Entry Interests...........................................................................22

Section 3.8.      Notices to Holders.............................................................................23

Section 3.9.      Appointment of Successor Clearing Agency.......................................................23

Section 3.10.     Definitive Certificates........................................................................23

Section 3.11.     Mutilated, Destroyed, Lost and Stolen Certificates.............................................23

Section 3.12.     Persons Deemed Owners..........................................................................24

Section 3.13.     Cancellation...................................................................................25

Section 3.14.     CUSIP Numbers..................................................................................25

Section 3.15.     Special Transfer Provisions....................................................................25



                     ARTICLE IV The Preferred Securities.........................................................28

Section 4.1.      Payment of Distribution; Rights to Distributions Preserved; Distribution Rate Reset............28

Section 4.2.      Notice and Voting..............................................................................28

Section 4.3.      Distribution of Debentures.....................................................................29



                     ARTICLE V Remarketing and Redemption; Early Exercise........................................29

Section 5.1.      Remarketing and Redemption.....................................................................29

Section 5.2.      Early Exercise of Warrants; Exchange of Preferred Securities and Repurchase of Debentures......32

Section 5.3.      Change in Control..............................................................................32

Section 5.4.      Certain Rights Following a Remarketing.........................................................33



                     ARTICLE VI Remedies.........................................................................33

Section 6.1.      Unconditional Right of Holders to Receive Payments and to Purchase Common Stock................33

Section 6.2.      Restoration of Rights and Remedies.............................................................33

Section 6.3.      Rights and Remedies Cumulative.................................................................34

Section 6.4.      Delay or Omission Not Waiver...................................................................34

Section 6.5.      Undertaking for Costs..........................................................................34

Section 6.6.      Waiver of Stay or Extension Laws...............................................................34



                     ARTICLE VII The Agent.......................................................................35

Section 7.1.      Certain Duties and Responsibilities............................................................35

Section 7.2.      Notice of Default..............................................................................36

Section 7.3.      Certain Rights of Agent........................................................................36

Section 7.4.      Not Responsible for Recitals or Issuance of Securities.........................................37

Section 7.5.      May Hold Securities............................................................................37

Section 7.6.      Money Held in Custody..........................................................................37

Section 7.7.      Compensation and Reimbursement.................................................................37

Section 7.8.      Corporate Agent Required; Eligibility..........................................................38

Section 7.9.      Resignation and Removal; Appointment of Successor..............................................38

Section 7.10.     Acceptance of Appointment by Successor.........................................................39

Section 7.11.     Merger, Conversion, Consolidation or Succession to Business....................................40

Section 7.12.     Preservation of Information; Communications to Holders.........................................40

Section 7.13.     No Obligations of Agent........................................................................40

Section 7.14.     Tax Compliance.................................................................................41



                     ARTICLE VIII Supplemental Agreements........................................................41

Section 8.1.      Supplemental Agreements Without Consent of Holders.............................................41

Section 8.2.      Supplemental Agreements With Consent of Holders; Other Fiduciaries.............................42

Section 8.3.      Execution of Supplemental Agreements...........................................................43

Section 8.4.      Effect of Supplemental Agreements..............................................................43

Section 8.5.      Reference to Supplemental Agreements...........................................................43



                     ARTICLE IX Consolidation, Merger, Sale or Conveyance........................................43

Section 9.1.      Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions....43

Section 9.2.      Rights and Duties of Successor Corporation.....................................................44

Section 9.3.      Opinion of Counsel Given to Agent..............................................................44



                     ARTICLE X Covenants.........................................................................44

Section 10.1.     Performance Under Agreements...................................................................44

Section 10.2.     Maintenance of Office or Agency................................................................45

Section 10.3.     Statements of Officers of KeySpan as to Compliance.............................................45

Section 10.4.     ERISA..........................................................................................45

Section 10.5.     Statement by Officers as to Default............................................................45

Section 10.6.     Calculation of Original Issue Discount.........................................................46



                     ARTICLE XI Representations of the Agent.....................................................46

Section 11.1.     Representations and Warranties of the Agent....................................................46



                     ARTICLE XII The Warrant Agent and The Property Trustee......................................47

Section 12.1.     Certain Duties and Responsibilities............................................................47
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EXHIBIT A            Form of Certificate

EXHIBIT B            Instruction to Disregard Remarketing

EXHIBIT C            Notice of Electing Remarketing Holder

EXHIBIT D            Notice of Change of Control Redemption Election

EXHIBIT E            Notice of Change of Control Exchange and Repurchase



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         UNIT AGREEMENT, dated as of _____ __, 20__ among KeySpan Corporation, a
New York corporation ("KeySpan "), KeySpan Corporation Trust __ , a statutory Delaware business trust, ___________________, as Property Trustee for the Trust, ______________________, as Warrant Agent, and ___________________, acting as unit agent for the Holders of the Securities from time to time (the "Agent").



                                    RECITALS:

         WHEREAS, the Issuers desire to issue __________________________________
Units consisting of:

          (i)  Preferred   Securities   (stated   liquidation  amount  $___  per
               preferred security) issued by the Trust pursuant to the Declaration of Trust and guaranteed (the "Guarantee"; together with the Preferred Securities, the "Trust Securities") by KeySpan, to the extent set forth in the Guarantee Agreement; and

          (ii) Warrants issued by KeySpan pursuant to the Warrant Agreement;

         WHEREAS, concurrently with the issuance of the Trust Securities, the Trust will invest the proceeds thereof (together with the proceeds of the issuance to KeySpan of the common securities of the Trust) in Debentures;

         WHEREAS the Issuers have duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Trust Securities;

         WHEREAS, all things necessary to make the Preferred Securities, when the Certificates are executed by the Trust and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Trust, and to constitute these presents a valid agreement of the Trust, in accordance with its terms, have been done; and

         WHEREAS, all things necessary to make the Warrants and the Debentures, when the Certificates are executed by KeySpan and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of KeySpan, and to constitute these presents a valid agreement of KeySpan, in accordance with its terms, have been done.

                              W I T N E S S E T H :
                               - - - - - - - - - -


         NOW, THEREFORE, for and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows:

ARTICLE I

                        Definitions and Other Provisions
                             of General Applications

Section 1.1.      Definitions.

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neutral genders;

(b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

(c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

(d)      the following terms have the meanings given to them in this Section
         1.1(d):

         "Accreted Value" has the meaning given to it in the Declaration.

         "Act," when used with respect to any Holder, has the meaning given to it in Section 1.4.

         "Action Expiration Date" has the meaning given to it in Section 1.4(e).

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

         "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for the beneficial interests in the Global Units, the rules and procedures of the Depositary that apply to such transfer or exchange.

         "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "Beneficial Owner" means, with respect to a Global Unit, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Board of Directors" means the board of directors of KeySpan or a duly authorized committee of that board.

         "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of KeySpan to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Agent.

         "Book-Entry Interest" means a beneficial interest in a Global Unit, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.7.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York, or Seattle, Washington are authorized or required by law or executive order to remain closed or a day on which the Indenture Trustee, or the principal office of the Property Trustee under the Declaration, is closed for business.

         "Calculation Agent" means _____________________ under the Calculation Agreement, and any successor thereto.

         "Calculation Agreement" means the Calculation Agency Agreement dated as of _____ __, 20__ between KeySpan and the Calculation Agent, as amended, supplemented or replaced from time to time.

         "Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Securities specified on such Certificate, substantially in the form of Exhibit A hereto.

         "Change of Control" has the meaning given to it in the Declaration.

         "Change of Control Notice Date" has the meaning given to it in Section 5.3.

         "Change of Control Redemption Right" has the meaning given to it in
Section 5.3.

         "Change of Control Repurchase Right" has the meaning given to it in
Section 5.3.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Unit and which shall undertake to effect book entry transfers and pledges of the Securities.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the common stock, without par value, of KeySpan.

         "Corporate Trust Office" means the principal corporate trust office of the Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at
_____________________________________________ Attention:
_________________________.

         "Coupon Rate" means the percentage rate per annum at which each Debenture will bear interest initially which rate, on and after the Remarketing Date, will be the Reset Rate established in the Remarketing on the Remarketing Date.

         "Debenture Certificates" has the meaning given to it in Section 3.10.

         "Debentures" means the ______% Junior Subordinated Deferrable Interest Debentures due _____ __, 20__ to be issued by KeySpan pursuant to the Indenture.

         "Declaration" means the Amended and Restated Declaration of Trust of KeySpan Corporation Trust __, dated as of_____ __, 20__, among KeySpan, as the sponsor and the trustees named therein.

         "Definitive Certificates" means definitive, physical fully registered Certificates delivered in accordance with Section 3.10.

         "Depositary" means DTC until another Clearing Agency becomes its successor.

         "Distribution Rate" has the meaning given to it in Section 5.1.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Electing Remarketing Holder" has the meaning given to it in Section
5.1.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Exchange Agent" has the meaning given to it in the Declaration.

         "Exercise Price" has the meaning given to it in the Warrant Agreement.

         "Expiration Date" has the meaning given to it in the Warrant Agreement.

         "Global Unit" means a Certificate that evidences all or part of the Securities and is registered in the name of a Clearing Agency or a nominee thereof.

         "Guarantee" has the meaning assigned to it in the Recitals hereto.

         "Guarantee Agreement" means the Guarantee Agreement dated as of ______ __, 20__ between KeySpan and the Guarantee Trustee, as amended or supplemented from time to time.

          "Guarantee Trustee" means ____________________, as trustee under the Guarantee Agreement, or any successor thereto

         "Holder," when used with respect to a Security, means the Person in whose name the Security evidenced by a Certificate is registered in the Register; provided, however, that in determining whether the Holders of the requisite number of Securities have voted on any matter, then for the purpose of such determination only (and not for any other purpose hereunder), if the Security remains in the form of one or more Global Units and if the Clearing Agency which is the holder of such Global Unit has sent an omnibus proxy assigning voting rights to the Clearing Agency Participants to whose accounts the Securities are credited on the record date, the term "Holder" shall mean such Clearing Agency Participant acting at the direction of the Beneficial Owners.
         "Indenture" means the Indenture, dated as of November 1, 2000, between KeySpan and the Indenture Trustee, as amended by the First Supplemental Indenture dated as of ______ __, 20__, as further amended and supplemented (including any provisions of the TIA that are deemed incorporated therein), pursuant to which the Debentures are to be issued.

         "Indenture Trustee" means The Chase Manhattan Bank, as trustee under the Indenture, or any successor thereto.

         "Initial Purchaser" means ____________________.

         "Issuer Order" or "Issuer Request" means a written request or order signed in the name of KeySpan by its President or a Senior Executive Vice President and by its Treasurer, its Secretary or an Assistant Secretary, and delivered to the Agent.

         "Issuers" is a collective reference to KeySpan and the Trust.

         "Legal Cause Remarketing Event" has the meaning given to it in the Declaration.

         "Maturity Remarketing Date" has the meaning given to it in the Declaration.

         "Notice of Remarketing" means a Notice of Remarketing delivered pursuant to the Declaration.

         "Officers' Certificate" means a certificate signed by the President or a Senior Executive Vice President and by the Treasurer, the Secretary or an Assistant Secretary, of KeySpan, and delivered to the Agent. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

     (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for KeySpan (and who may be an employee of KeySpan), and who shall be reasonably acceptable to the Agent. An opinion of counsel may rely on certificates as to matters of fact.

         "Outstanding Securities," with respect to any Security means, as of the date of determination, all Securities evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

     (i) Securities evidenced by Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

     (ii) Securities evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Security evidenced by such Certificate are valid obligations of KeySpan;

provided, however, that in determining whether the Holders of the requisite number of the Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by KeySpan or any Affiliate of KeySpan shall be disregarded and deemed not to be Outstanding Securities, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Securities and that the pledgee is not KeySpan or any Affiliate of KeySpan.

         "Party" or "Parties" have the respective meanings given to them in
Section 12.1.

         "Payment Date" means each _________ __, _________ __, _________
__and_________ __, commencing _________ __, 20__.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

         "Plan" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

         "Predecessor Certificate" of any particular Certificate means every previous Certificate evidencing all or a portion of the rights and obligations of the Issuers and the Holder under the Securities evidenced thereby; and, for the purposes of this definition, any Certificate authenticated and delivered under Section 3.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Certificate shall be deemed to evidence the same rights and obligations of the Issuers and the Holder as the mutilated, destroyed, lost or stolen Certificate.

         "Preferred Securities" means the Preferred Securities of the Trust, each having a stated liquidation amount of $___, representing preferred undivided beneficial ownership interests in the assets of the Trust.

         "Property Trustee" means ____________________, as property trustee under the Declaration, or any successor thereto.

         "Record Date" with respect to any Payment Date, means the Business Day immediately preceding such Payment Date.

         "Register" and "Registrar" have the respective meanings given to them in Section 3.5.

         "Regulation S" has the meaning given to it in Section 2.1.

         "Regulation S Global Unit" has the meaning given to it in Section 2.1.

         "Regulation S Permanent Global Unit" has the meaning given to it in
Section 2.1.

         "Remarketing" has the meaning given to it in the Declaration.

         "Remarketing Agent" means the remarketing agent under the Remarketing Agreement.

         "Remarketing Agreement" means a Remarketing Agreement to be entered into among KeySpan, the Trust and the Remarketing Agent.

         "Remarketing Date" has the meaning given to it in the Declaration.

         "Remarketing Event" has the meaning given to it in the Declaration.

         "Remarketing Settlement Date" with respect to any Remarketing, means the date which is two Business Days following the applicable Remarketing Date.

         "Required Repurchase Date" has the meaning given to it in the Declaration.

         "Resale Registration Rights Agreement" means the Resale Registration Rights Agreement dated _________ __, 20__ among KeySpan, the Trust and the Initial Purchaser.

         "Reset Rate" has the meaning given to it in the Declaration.

         "Responsible Officer," when used with respect to the Agent, means any officer within the corporate trust department of the Agent, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

         "Restricted Period" has the meaning given to it in Section 2.1.

         "Restricted Regulation S Global Unit" has the meaning given to it in
Section 2.1.

         "Rule 144A" has the meaning given to it in Section 2.1.

         "Rule 144 Global Unit" has the meaning given to it in Section 2.1.

         "Securities Act Legend" means, with respect to a Security prior to the registration thereof under the Securities Act, the applicable legend(s) appearing in Section 2.1(b).

         "Security" means the collective rights and obligations of a Holder of a Certificate in respect of a Preferred Security, a Debenture and a Warrant.

         "TIA" means the Trust Indenture Act of 1939, as amended.

         "Trading Remarketing Event" has the meaning given to it in the Declaration.

         "Trust" means KeySpan Corporation Trust __, a statutory business trust formed under the laws of the State of Delaware, or any successor thereto by merger or consolidation.

         "Trust Securities" has the meaning given to it in the Recitals hereto.

         "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Warrant" means the Warrants issued by KeySpan pursuant to the Warrant Agreement representing the right to purchase Common Stock.

         "Warrant Agent" means ______________________, as warrant agent under the Warrant Agreement, or any successor thereto.

         "Warrant Agreement" means the Warrant Agreement dated as of _________ __, 20__ between KeySpan and the Warrant Agent, as amended and supplemented, pursuant to which the Warrants are issued.

         "Warrant Value" has the meaning given to it in the Warrant Agreement.

         "KeySpan" means KeySpan Corporation, a Washington corporation, until there shall be a successor thereto pursuant to the applicable provision of this Agreement, and thereafter "KeySpan" shall mean such successor.

Section 1.2.      Compliance Certificates and Opinions.

         Except as otherwise expressly provided by this Agreement, upon any application or request by KeySpan to the Agent to take any action in accordance with any provision of this Agreement, KeySpan shall furnish to the Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3.      Form of Documents Delivered to Agent.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of KeySpan may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of KeySpan stating that the information with respect to such factual matters is in the possession of KeySpan unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.4.      Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to KeySpan. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and KeySpan, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

     (c) The ownership of Securities shall be proved by the Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or KeySpan in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (e) KeySpan may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Securities, on such record date, and no other
Holders, shall be entitled to take the relevant action with respect to the Securities, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Action Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent KeySpan from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, KeySpan, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Securities in the manner set forth in
Section 1.6.

         With respect to any record date set pursuant to this Section, KeySpan may designate any date as the "Action Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Action Expiration Date is given to the Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Action Expiration Date. If an Action Expiration Date is not designated with respect to any record date set pursuant to this Section, KeySpan shall be deemed to have initially designated the 180th day after such record date as the Action Expiration Date with respect thereto, subject to its right to change the Action Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Action Expiration Date shall be later than the 180th day after the applicable record date.

Section 1.5.      Notices.

         Any notice or communication is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Agent only upon receipt thereof:

         If to the Agent:

                  ------------------------
                  ------------------------
                  ------------------------
                  Telecopier No.:  ___________
                  Attention:  ____________________

         If to KeySpan:

                  KeySpan Corporation
                  One Metrotech Center
                  Brooklyn, New York 11201
                  Telecopier No.:  (718) 403-6121
                  Attention:  General Counsel

         If to the Warrant Agent:

                  ------------------------
                  ------------------------
                  ------------------------
                  Telecopier No.:  ___________
                  Attention:  ____________________

         If to the Property Trustee:

                  ------------------------
                  ------------------------
                  ------------------------
                  Telecopier No.:  ___________
                  Attention:  ____________________

         If to the Indenture Trustee:

                  The Chase Manhattan Bank
                  450 West 33rd Street, 15th Floor
                  New York, New York 10001
                  Telecopier No.:  __________
                  Attention:  __________

Section 1.6.      Notice to Holders; Waiver.

         Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

Section 1.7.      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8.      Successors and Assigns.

         All covenants and agreements in this Agreement by KeySpan shall bind its successors and assigns, whether so expressed or not.

Section 1.9.      Separability Clause.

         In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 1.10.     Benefits of Agreement.

         Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

Section 1.11.     Governing Law.

         This Agreement and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

Section 1.12.     Legal Holidays.

         In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates) payment of any amounts otherwise payable on such date shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

Section 1.13.     Counterparts.

         This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 1.14.     Inspection of Agreement.

         A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

                                   ARTICLE II

                                Certificate Forms

Section 2.1.      Forms of Certificates Generally; Legends.

         (a) Each Security will consist of one Preferred Security and one Warrant. The Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of KeySpan executing the Securities evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

         Securities offered and sold in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be issued initially in the form of one or more permanent global notes in registered form without interest coupons, in substantially the form set forth in Exhibit A (a "Rule 144A Global Unit"), deposited with the Unit Agent, as custodian for DTC, as Depositary, duly executed by each Issuer and authenticated by the Agent as hereinafter provided. The aggregate principal amount of the Rule 144A Global Units may from time to time be increased or decreased by adjustments made on the records of the Agent, as custodian for the Depositary, as hereinafter provided.

         Securities offered and sold in reliance on Regulation S under the Securities Act ("Regulation S") shall be issued initially in the form of one or more global notes in registered form without interest coupons, in substantially the form set forth in Exhibit A (a "Restricted Regulation S Global Unit"), which shall be deposited with the Agent, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by each Issuer and authenticated by the Agent as hereinafter provided. The one-year restricted period (as defined in Regulation S, the "Restricted Period") for any Security shall be terminated upon the receipt by the Agent of:

                  (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the interests in the Restricted Regulation S Global Unit (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Unit, and

                  (ii) an Officers' Certificate from the Issuers.

         Following the termination of the Restricted Period, beneficial interests in a Restricted Regulation S Global Unit shall be exchanged for beneficial interests in one or more permanent global notes in registered form without interest coupons, in substantially the form set forth in Exhibit A (a "Regulation S Permanent Global Unit" and collectively with the Restricted Regulation S Global Unit, the "Regulation S Global Units") pursuant to the Applicable Procedures. Simultaneously with the authentication of the Regulation S Permanent Global Units, the Agent shall cancel the Restricted Regulation S Global Units with respect to such Series. The aggregate principal amount of the Restricted Regulation S Global Units of each series and the Regulation S Permanent Global Units of each series may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

         The Rule 144A Global Units, the Restricted Regulation S Global Units and the Regulation S Permanent Global Units are collectively referred to herein as the "Global Units."

         The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Restricted Regulation S Global Units and the Regulation S Global Units that are held by Participants through Euroclear or Clearstream.


         (b) Every Global Unit authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         Unless and until the Securities have been registered as contemplated in the Resale Registration Rights Agreement, or otherwise, every certificate authenticated, executed and delivered hereunder shall bear a legend in substantially the following form:

         THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO KEYSPAN OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE), (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS KEYSPAN MAY REASONABLY REQUIRE, TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         The holder of this security by its acceptance hereof agrees to be bound by the provisions of the RESALE registration rights agreement relating to all the securities.

         Each Restricted Regulation S Global Unit shall bear the following legend on the face thereof :

         Prior to expiration of the one-year distribution compliance period (as defined in Regulation S under the Securities Act of 1933 (the "Securities Act")) ("Regulation S"), this security may not be offered, sold, pledged or otherwise transferred within the United States (as defined in Regulation S) or to, or for the account or benefit of, a U.S. Person (as defined in Regulation S), except (A) to a person reasonably believed to be a "Qualified Institutional Buyer" (as defined in Rule 144A ("Rule 144A") under the Securities Act) in a transaction meeting the requirements of Rule 144A, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER.

         Every certificate (which a Global Unit or a definitive certificate)representing a Security shall bear a legend to the following effect:

         THE CONSTITUENT COMPONENTS OF THIS UNIT MUST BE SEPARATED PRIOR TO TRANSFER (EXCEPT AS PART OF A UNIT) AS PROVIDED IN THE UNIT AGREEMENT."

         Finally, the Warrants and Preferred Securities which constitute components of the Securities shall bear additional legends (including restrictions on transferability) as described in the constituent documents for such securities.

Section 2.2. Form of Agent's Certificate of AuthenticationThe form of the Agent's certificate of authentication of the Securities shall be in substantially the form set forth on the form of the Certificates.

                                  ARTICLE III

                                 The Securities

Section 3.1.      Amount; Form and Denominations.

         The aggregate number of Securities evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to _____________ except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13 or 8.5.

         The Certificates shall be issuable only in registered form and only in denominations of a single Security and any integral multiple thereof.

         On the date of issuance of the Units, KeySpan shall allocate $_____ of the purchase price thereof to the Preferred Securities and $_____ of the purchase price to the Warrants.

Section 3.2.      Rights and Obligations Evidenced by the Certificates.

         Each Certificate shall evidence the number of Securities specified therein, with each such Security representing the ownership by the Holder thereof of a beneficial interest in a Preferred Security (or Debenture upon a liquidation of the Trust) and a Warrant and entitled to the benefits of the Declaration, the Indenture, the Warrant Agreement and all agreements ancillary thereto.

Section 3.3.      Execution, Authentication, Delivery and Dating.

         Subject to the provisions of Section 3.6 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, KeySpan and the Trust may deliver Certificates executed by KeySpan and an Administrative Trustee on behalf of the Trust to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Agent shall be entitled to receive, and, shall be fully protected in relying upon:

(a) copy of the resolution or resolutions of the Board of Directors in or pursuant to which the terms and form of the Securities were established, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect as of the date of such certificate, and if the terms and form of such Securities are established by an Officers' Certificate pursuant to general authorization of the Board of Directors, such Officers' Certificate;

(b)      an Officers' Certificate delivered in accordance with Section 1.3; and

(c)      an Opinion of Counsel which shall state:

          (1) that the terms of such Securities have been established in accordance with Section 2.1 and in conformity with the other provisions of this Agreement;

          (2) that such Securities, when authenticated and delivered by the Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

          (3) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

         The Agent shall have the right to decline to authenticate and deliver any Securities under this Section if the Agent, being advised by counsel, determines that such action may not lawfully be taken or if the Agent in good faith shall determine that such action would expose the Agent to personal liability to existing Holders.

         The Certificates shall be executed on behalf of KeySpan (in respect of the Warrants) by its President or a Senior Executive Vice President, and shall be executed on behalf of the Trust (in respect of the Preferred Securities) by an Administrative Trustee. The signature of any of these officers on the Certificates may be manual or facsimile.

         Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of KeySpan shall bind KeySpan, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. Certificates bearing the manual or facsimile signatures of individuals who were at any time Administrative Trustees of the Trust shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

         Each Certificate shall be dated the date of its authentication.

         No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

Section 3.4.      Temporary Certificates.

         Pending the preparation of definitive Certificates, KeySpan shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Securities are listed, or as may, consistently herewith, be determined by the officers of KeySpan executing such Certificates, as evidenced by their execution of the Certificates.

         If temporary Certificates are issued, KeySpan will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of KeySpan and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, KeySpan shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Securities as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Securities evidenced thereby as definitive Certificates.

Section 3.5.      Registration; Registration of Transfer and Exchange.

     (a) The Agent shall keep at the Corporate Trust Office a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Certificates and of transfers of Certificates (the Agent, in such capacity, the "Registrar").

         No beneficial interest in a Warrant or a Preferred Security that is a component of a Security represented by a Certificate may be transferred or exchanged (except by a transfer or exchange of such Security) until such components have been separated in accordance with Section 3.6 hereof, and each Certificate shall bear a legend to that effect.

         Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, KeySpan shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Securities.

         At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Securities upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, KeySpan and the Trust shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

         All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Securities, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Securities evidenced by the Certificate surrendered upon such registration of transfer or exchange.

         Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to KeySpan, the Trust and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of a Certificate, but KeySpan and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.7 and 8.5 not involving any transfer and the Trust.

         Notwithstanding the foregoing, KeySpan and the Trust shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the Expiration Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall deliver the consideration received on such Expiration Date (which may be shares of Common Stock issuable in respect of the exercise of Warrants forming a part of the Securities evidenced by such other Certificate, Warrant Value receivable upon a redemption of such Warrants or Remarketing Proceeds receivable upon a contemporaneous remarketing of the Preferred Securities forming a part of the Securities evidenced by such other Certificate), subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

Section 3.6.      Separation and Rejoining of Units.

         Each Global Unit shall represent such of the outstanding Securities as shall be specified in the "Schedule of Exchanges of Interests of Global Unit" attached thereto or otherwise in accordance with the Applicable Procedures. At any time after issuance, the Preferred Security and Warrant components of any Security may be separated by the Holder and thereafter transferred separately and, (i) in the event of an election to exercise the Warrant component prior to the Remarketing Settlement Date (as provided in Section 5.2), (ii) in the event of an election to have Warrants redeemed or Preferred Securities repurchased upon a Change of Control (in each case, pursuant to Section 5.3) or (iii) in the event of a Remarketing, the Preferred Security and Warrant components of any Security shall be separated. In the event of any separation of the components of a Security, (i) if such Security is represented by a Definitive Certificate, the Holder shall present such Definitive Certificate to the Agent for cancellation and the Agent shall so notify the Registrar and shall return the Preferred Security and Warrant components of such Security to the Property Trustee and Warrant Agent, respectively, with an instruction for them to countersign and deliver to, or upon the instruction of, such Holder a separated Preferred Security and a separated Warrant, bearing the separate "CUSIP" number assigned to the Preferred Security and the Warrant, respectively, and (ii) if such Security is represented by the Global Unit, the Agent shall make the necessary endorsement to the "Schedule of Exchanges of Interests of Global Unit" attached to the Global Unit or otherwise comply with the Applicable Procedures to reduce the amount of Securities represented thereby and shall instruct the Property Trustee and the Warrant Agent to effect a corresponding increase in the Preferred Securities and the Warrants, respectively, represented by global certificates bearing separate "CUSIP" numbers. The Agent shall make such other necessary endorsements to the Global Unit consistent with the terms of this agreement to reflect the appropriate number of Securities represented thereby.

         Following a Remarketing of the Preferred Securities components of a Security, (i) if such Security is represented by a Definitive Certificate, the Holder shall present such Definitive Certificate to the Agent for cancellation and the Agent shall so notify the Registrar and shall return the Preferred Security and Warrant components of such Security to the Property Trustee with an instruction for them to countersign and deliver to, or upon the instruction of the Remarketing Agent a Preferred Security bearing the separate "CUSIP" number assigned to the Preferred Security and (ii) if such Security is represented by the Global Unit, the Agent shall, in accordance with the instructions of the Remarketing Agent, make the necessary endorsement to the "Schedule of Exchanges of Interests of Global Unit" attached to the Global Unit or otherwise comply with the Applicable Procedures to reduce the amount of Securities represented thereby and shall instruct the Property Trustee to effect a corresponding increase in the Preferred Securities represented by global certificates bearing the separate "CUSIP" number. The Agent shall make such other necessary endorsements to the Global Unit consistent with the terms of this agreement to reflect the appropriate number of Securities represented thereby.

         Once separated in accordance with Section 5.2, a Preferred Security and a Warrant may be rejoined to form a Security, whether or not such securities were at one time components of the same Security provided, that, only a Preferred Security and a Warrant which are both evidenced by a Rule 144A Global Unit, or both evidenced by a Regulation S Global Unit may be so recombined. In the event a holder of a Preferred Security and a Warrant desires to rejoin a Security, (i) if the constituent components are represented by Definitive Certificates, the holder shall present (x) the Preferred Security to the Property Trustee and (y) the Warrant to the Warrant Agent, in each case for cancellation and the Property Trustee and the Warrant Agent shall so notify the Agent, who shall in turn so notify the Registrar with an instruction for the Registrar to countersign and deliver to, or upon the instruction of, such holder a Security bearing the separate "CUSIP" number assigned to the Securities, respectively, and (ii) if the constituent components are represented by global certificates, each of the Property Trustee and the Warrant Agent shall make the necessary endorsement to their respective global certificates or otherwise comply with the Applicable Procedures to reduce the amount of Preferred Securities and Warrants, respectively, represented thereby and shall instruct Agent to effect a corresponding increase in the Securities represented by the Global Unit bearing separate "CUSIP" number. The Agent, the Property Trustee, and the Warrant Agent shall make such other necessary endorsements to their respective global certificates consistent with the terms of this agreement to reflect the appropriate number of Securities, Preferred Securities and Warrants, as appropriate, represented thereby.

         The Agent is authorized to deliver such further directions to the Property Trustee, the Warrant Agent, the Exchange Agent and others, and to take such further actions as shall be necessary to effect the exchanges, separations, transfer and recreations contemplated by Section 3.5 and 3.6.

Section 3.7.      Book-Entry Interests.

         The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Units, to be delivered to the Depositary by, or on behalf of, KeySpan. Such Global Unit shall initially be registered on the books and records of KeySpan and the Trust in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a Definitive Certificate representing such Beneficial Owner's interest in such Global Unit, except as provided in Section 3.10. The Agent shall enter into an agreement with the Depositary if so requested by KeySpan. Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 3.10:

     (a) the provisions of this Section 3.7 shall be in full force and effect;

     (b) KeySpan shall be entitled to deal with the Clearing Agency for all purposes of this Agreement as the Holder of the Securities and the sole holder of the Global Unit(s) and shall have no obligation to the Beneficial Owners;

     (c) to the extent that the provisions of this Section 3.7 conflict with any other provisions of this Agreement, the provisions of this Section 3.7 shall control; and

     (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants.

Section 3.8.      Notices to Holders.

         Whenever a notice or other communication to the Holders is required to be given under this Agreement, KeySpan or KeySpan's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of a Clearing Agency or the nominee of a Clearing Agency, KeySpan or KeySpan's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

Section 3.9.      Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities, KeySpan may, in its sole discretion, appoint a successor Clearing Agency with respect to the Securities.

Section 3.10.     Definitive Certificates.

         If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 3.9 or (ii) there shall have occurred and be continuing a default by KeySpan in respect of its obligations under the Warrant Agreement, the Indenture, the Declaration or this Agreement, upon surrender of the Global Units representing the Securities by the Clearing Agency, accompanied by registration instructions, KeySpan and the Trust shall cause Definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. KeySpan shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

Section 3.11.     Mutilated, Destroyed, Lost and Stolen Certificates.

         If any mutilated Certificate is surrendered to the Agent, KeySpan shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Securities and bearing a Certificate number not contemporaneously outstanding.

         If there shall be delivered to KeySpan and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to KeySpan and the Trust or the Agent that such Certificate has been acquired by a bona fide purchaser, KeySpan and the Trust shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Securities and bearing a Certificate number not contemporaneously outstanding.

         Notwithstanding the foregoing, KeySpan shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the Expiration Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall deliver the consideration received on such Expiration Date (which may be (i) shares of Common Stock issuable in respect of the exercise of Warrants pursuant to the Warrant Agreement, (ii) the Warrant Value receivable upon a redemption of such Warrants pursuant to the Warrant Agreement or (iii) proceeds of a Remarketing receivable upon a contemporaneous remarketing of the Preferred Securities forming a part of the Securities evidenced by such other Certificate as provided in the Declaration).

         Upon the issuance of any new Certificate under this Section, KeySpan, the Trust, and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

         Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of KeySpan and of the Holder in respect of the Security evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

Section 3.12.     Persons Deemed Owners.

         Prior to due presentment of a Certificate for registration of transfer, KeySpan, the Trust and the Agent, and any agent of KeySpan, the Trust or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Security evidenced thereby, for the purpose of receiving payments on the Preferred Securities, the Debentures or the Warrants and for all other purposes whatsoever, whether or not any payments on the Preferred Securities, the Debentures or the Warrants shall be overdue and notwithstanding any notice to the contrary, and none of KeySpan, the Trust, the Agent, nor any agent of KeySpan or the Agent, shall be affected by notice to the contrary.

         Notwithstanding the foregoing, with respect to any Global Unit, nothing herein shall prevent KeySpan, the Agent or any agent of KeySpan, the Trust or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Unit or impair, as between such Clearing Agency and owners of beneficial interests in such Global Unit, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Unit.

Section 3.13.     Cancellation.

         All Certificates surrendered (i) for separation as provided in Section
3.6 hereof, (ii) in connection with a remarketing and redemption as provided in the Declaration, the Warrant Agreement and Article V hereof or (iii) upon the transfer of Preferred Securities, Debentures or Warrants upon the registration of a transfer or exchange of a Security or any of its components shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. KeySpan and the Trust may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which KeySpan and the Trust may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be held by the Agent or returned to KeySpan pursuant to an Issuer Order.

         If KeySpan, the Trust or any Affiliate of KeySpan shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent cancelled or for cancellation.

Section 3.14.     CUSIP Numbers

         KeySpan, in issuing the Securities, may use "CUSIP" numbers (if then generally in use), and, if so, the Agent shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. KeySpan will promptly notify the Agent of any change in the "CUSIP" numbers.

Section 3.15.     Special Transfer Provisions.

         The following provisions will apply prior to the registration of the Securities pursuant to the Resale Registration Rights Agreement, or otherwise:

         The Securities Act Legend shall not be removed from the applicable Units except as provided in this Section. The Securities Act Legend may be removed from a Rule 144A Unit if there is delivered to KeySpan and the Agent a certification in the form of Exhibit H hereto and such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by KeySpan, that neither the Securities Act Legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Unit will not violate the registration requirements of the Securities Act. Upon provision of such certification and any such satisfactory evidence, the Agent shall authenticate and deliver in exchange for such Rule 144A Unit a Security or Securities having an equal aggregate amount that does not bear the Securities Act Legend. If the Securities Act Legend has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless KeySpan has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 under the Securities Act and instructs the Agent to cause the Securities Act Legend to appear thereon.

         Before the termination of the Restricted Period, transfers by an owner of a beneficial interest in the Regulation S Global Unit to a transferee who takes delivery of such interest through the Rule 144A Unit will be made only in accordance with the procedures of DTC, to the extent applicable, and upon receipt by the Agent of a written certification from the transferor of the beneficial interest in the form of Exhibit G to the effect that such transfer is being made to a Person who the transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. After the end of the Restricted Period, such certification requirement will no longer apply to such transfers.

         Transfers by an owner of a certificated Security bearing the Securities Act Legend or of a beneficial interest in the Rule 144A Unit to a transferee who takes delivery of such interest through the Regulation S Global Unit or in the form of a certificated Security not bearing the Securities Act Legend will be made only upon receipt by the Agent of a written certification from the transferor in the form of Exhibit F to the effect that such transfer is being made in accordance with Regulation S.

         Upon any such exchange or transfer of all or a portion of any Global Unit for a certificated Security or an interest in either the Rule 144A Unit or the Regulation S Global Unit, the Global Unit from which an interest is to be so exchanged or transferred will be marked to reflect the reduction of its principal amount or number, as applicable, by the aggregate principal amount or number of such certificated Security or the interest to be so exchanged or transferred for an interest in a Regulation S Global Unit or a Rule 144A Unit, as the case may be. Until so exchanged or transferred in full, such Global Unit will in all respects be entitled to the same benefits under this Indenture as the Units authenticated and delivered hereunder.

         Each purchaser (other than the Initial Purchaser) of the Securities (including, without limitation, any purchaser of an interest in the Global Units) will be deemed to have represented and agreed as follows:

(a) It is (A) a Qualified Institutional Buyer as defined in Rule 144A and is acquiring the Securities for its own institutional account or for the account or accounts of a Qualified Institutional Buyer, or (B) purchasing Securities in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act;

(b) It understands that the Securities are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Securities, such Securities may be resold, pledged or transferred only (A) in a transaction meeting the requirements of Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account or accounts of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
     (B) in accordance with Regulation S or (C) in a transaction otherwise exempt from the registration requirements of the Securities Act;

(c) If it is acquiring Securities or any interest or participation therein in an "offshore transaction" (as defined in Regulation S), it acknowledges that such Securities initially will be represented by the Restricted Regulation S Global Unit and that, for so long as required by Regulation S, transfers thereof or any interest or participation therein are restricted as provided in this Agreement; and

(d) It understands that each Security will bear a legend substantially to the effect of the Securities Act Legend.

         Holders of a beneficial interest in Securities sold in reliance on Regulation S as Restricted Regulation S Global Units are prohibited from receiving distributions or from exchanging beneficial interests in such Restricted Regulation S Global Units for a beneficial interest in a Permanent Regulation S Global Unit until the later of (i) the expiration of the Restricted Period and (ii) the furnishing of a certificate, substantially in the form of
Exhibit I attached hereto, certifying that the beneficial owner of the Restricted Regulation S Global Units is a non-United States Person (a "Regulation S Certificate").

         Notwithstanding anything to the contrary contained herein, (i) prior to the expiration of the Restricted Period, transfers of beneficial interests in a Restricted Regulation S Global Unit may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchaser), and (ii) a beneficial interest in a Restricted Regulation S Global Unit may not be exchanged for a certificated Security or transferred to a Person who takes delivery thereof in the form of a certificated Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  The Registrar shall retain for at least two years copies of all letters, notices and other written communications received pursuant to
Section 2.16 hereof or this Section 2.17. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.



                                   ARTICLE IV

                            The Preferred Securities

Section 4.1. Payment of Distribution; Rights to Distributions Preserved; Distribution Rate Reset.

         Distributions on the Preferred Securities which are made on any Payment Date shall, subject to receipt thereof by the Agent, be payable to the Holders as they appear on the books and records of the Agent at the close of business on the relevant Record Dates. Distributions on the Preferred Securities which are made on any Remarketing Settlement Date shall, subject to receipt thereof by the Agent, be payable to (or, in the case of Section 5.1, for the account of) the Holders as they appear on the books and records of the Agent at the close of business on the Remarketing Date. If the Securities are represented by one or more Global Units, the relevant Record Dates shall be the close of business on the Business Day preceding the corresponding Payment Date, unless a different Record Date is established or provided for the corresponding distributions on the Preferred Securities. If the Securities are not represented by one or more Global Units, the relevant Record Dates shall be at least one Business Day prior to the corresponding Payment Dates, or such other dates as may be selected by the Agent.

         Each Certificate evidencing Preferred Securities (or Debentures) delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to distributions accumulated and unpaid, and to accumulate distributions, which were carried by the Preferred Securities (or Debentures) underlying such other Certificate.

         The applicable Coupon Rate on the Debentures on and after the Remarketing Date shall be equal to the Reset Rate established in the Remarketing on such date.

Section 4.2.      Notice and Voting.

         The Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Preferred Securities, Debentures and Warrants, as the case may be, but only to the extent instructed in writing by the Holders as described below and in Article V. Upon receipt of notice of any meeting at which holders of Preferred Securities, Debentures or Warrants are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Preferred Securities, Debentures or Warrants, the Agent shall, as soon as practicable thereafter, mail to the Holders of Securities a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities, Debentures or Warrants, as the case may be, entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to such Preferred Securities, Debentures or Warrants underlying their Security and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Securities on such record date received by the Agent at least six days prior to such meeting, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities, Debentures or Warrants, as the case may be, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Security, the Agent shall abstain from voting the Preferred Securities, Debentures or Warrants underlying such Security. KeySpan hereby agrees to solicit Holders of Securities to timely instruct the Agent in order to enable the Agent to vote such Preferred Securities, Debentures or Warrants and the Trust shall covenant to such effect in the Declaration.

Section 4.3.      Distribution of Debentures.

         Upon the liquidation of the Trust in accordance with the Declaration, a principal amount at maturity of Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate stated liquidation amount of the Preferred Securities shall be delivered to the Agent in exchange for the Preferred Securities. Thereafter, the Debentures will be substituted for the Preferred Securities as a component of the Securities. Following the liquidation of the Trust, the Holders shall have such rights and obligations with respect to the Debentures as the Holders had in respect of the Preferred Securities. KeySpan may cause to be made in any Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of Debentures for Preferred Securities.

                                   ARTICLE V

                   Remarketing and Redemption; Early Exercise

Section 5.1.      Remarketing and Redemption.

         Pursuant to a Remarketing Agreement to be entered into, KeySpan will engage a Remarketing Agent to sell the Preferred Securities (or, if the Debentures have been distributed upon liquidation of the Trust, the Debentures) upon the occurrence of a Remarketing Event. In connection with a Remarketing of the Preferred Securities:

(i) upon a Trading Remarketing Event or a Legal Cause Remarketing Event, the Accreted Value of the Debentures as of the end of the day on the day next preceding the Remarketing Date shall become due on the date which is 60 days following the Remarketing Date, and, as a result, the Accreted Value of the Preferred Securities as of the end of the day on the day next preceding the Remarketing Date shall be redeemed on the date which is 60 days following the Remarketing Date;

(ii) on the Remarketing Date, the rate of interest per annum on the Accreted Value of the Debentures shall become the Reset Rate established in the Remarketing of the Preferred Securities, and, as a result, the "Distribution Rate" per annum on the Accreted Value of the Preferred Securities shall become the Reset Rate established in the Remarketing;

(iii) on the Remarketing Settlement Date, interest accrued and unpaid on the Debentures from and including the immediately preceding Interest Payment Date to, but excluding, the Remarketing Settlement Date shall be payable to the holders of the Debentures, and, as a result, Distributions accumulated and unpaid on the Securities from and including the immediately preceding Distribution Date to, but excluding, the Remarketing Settlement Date shall be payable to the Holders of the Securities;

(iv) in connection with a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event, KeySpan shall be obligated to redeem the Warrants on the Remarketing Settlement Date at a redemption price per Warrant equal to the Warrant Value as of the end of the day on the day next preceding the Remarketing Date; and

(v) on and after the Remarketing Date, the Warrants shall be exercisable at the Exercise Price.

         Upon receipt from KeySpan of a Notice of Remarketing as provided in the Declaration and of a notice of a Redemption as provided in the Warrant Agreement, the Agent shall, as soon as practicable thereafter, mail to the Holders of Securities a notice of such receipt, together with a copy of each such notice.

         IN THE ABSENCE OF AN AFFIRMATIVE ELECTION NOT TO PARTICIPATE IN THE REMARKETING, EACH HOLDER WILL BE DEEMED TO HAVE ELECTED TO PARTICIPATE IN SUCH REMARKETING AND, IF APPLICABLE, TO HAVE ITS WARRANTS REDEEMED ON THE RELATED REMARKETING SETTLEMENT DATE AT THE WARRANT VALUE.

         Each Holder of a Security who desires NOT to participate in the Remarketing shall notify the Agent of such intention by use of a notice in substantially the form of Exhibit B hereto. Such notice shall be given to the Agent prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Remarketing Date specified in the Notice of Remarketing. A Holder of Security must affirmatively elect NOT to participate in a Remarketing on or prior to 5:00 p.m. New York City time on the Business Day immediately preceding the Remarketing Date. Subject to the next paragraph, an election by a Holder NOT to participate in the Remarketing will not alter the deemed election by such Holder to have its Warrants redeemed on the Remarketing Settlement Date. Any such notice shall be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. The Agent, based on such notices, shall notify the Remarketing Agent, promptly after 5:00 p.m., New York City time, on the Business Day immediately preceding the Remarketing Date, of the aggregate number of Preferred Securities (or, if the Debentures have been distributed in connection with a liquidation of the Trust, the Debentures) that are a component of Securities to be remarketed. Upon receipt of such notice from the Agent, the Remarketing Agent shall, on the Remarketing Date, use commercially reasonable efforts to remarket such Preferred Securities (or Debentures) on such date at a price equal to: (i) in connection with a Remarketing upon a Trading Remarketing Event or a Legal Cause Remarketing Event, 100% of the aggregate Accreted Value of such Preferred Securities (or Debentures) as of the end of the day on the day next preceding the Remarketing Date; and (ii) on the Maturity Remarketing Date, 100% of the stated liquidation amount (or principal amount).

         Each Holder of a Security who desires to exercise its Warrants on the Remarketing Settlement Date at the Exercise Price per Warrant described in clause (v) above in this Section 5.1, instead of having such Warrants redeemed on such date, shall notify the Agent and the Warrant Agent of such intention by use of a notice in substantially the form of Exhibit C hereto. Such notice shall be given to the Agent and the Warrant Agent prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Remarketing Settlement Date specified in the related Notice of Remarketing. As provided above, any Holder who does not notify the Agent and the Warrant Agent of an election to exercise its Warrants on the Warrant Settlement Date shall be deemed to have elected to have such Warrants redeemed. Upon receipt of the foregoing notices the Agent shall provide notice to the Warrant Agent, no later than 5:00 p.m., New York City time, on the Business Day immediately preceding the related Remarketing Settlement Date specified in the related Notice of Remarketing, of the number of Warrants to be exercised and shall, no later than 5:00 p.m., New York City time, on the Remarketing Settlement Date, deliver to the Warrant Agent a duly completed form of election to purchase set forth on the reverse side of the Warrant Certificate, a form of which is attached to the Global Unit, together with the proceeds of the Remarketing referred to in the following paragraph. Upon receipt of the Common Stock deliverable upon exercise of the Warrants, the Warrant Agent shall deliver such shares to or upon the order of the Agent.

         Each Holder who elects to participate in the Remarketing and to exercise its Warrants on the related Remarketing Settlement Date is referred to as an "Electing Remarketing Holder." The Agent shall instruct the Remarketing Agent to deliver the proceeds from the Remarketing of Preferred Securities of each Electing Remarketing Holder to the Warrant Agent, and the Warrant Agent shall apply such amounts to satisfy in full such Holders' obligation to pay the Exercise Price for the Common Stock under the related Warrants on the Remarketing Settlement Date. Any Holder (other than an Electing Remarketing Holder) of a Security affirmatively electing to exercise Warrants on the Remarketing Settlement Date may do so by following the procedures set forth in
Section 5.2 and in the Warrant Agreement. The proceeds from a redemption of the Warrants which form a part of the Securities shall be paid to the Holders of such Securities.

         The Declaration provides that if, by 4:00 p.m. New York City time, on a Remarketing Date, the Remarketing Agent is unable to remarket all of the Preferred Securities deemed tendered for purchase, a "Failed Remarketing" shall be deemed to have occurred and the Remarketing Agent shall so advise by telephone the Clearing Agency, the Property Trustee, the Warrant Agent, the Indenture Trustee, the Administrative Trustees on behalf of the Trust and KeySpan. KeySpan shall then give notice of the Failed Remarketing to the Agent no later than 12:00 noon, New York City time, on the Business Day following the Failed Remarketing and the Agent will, in turn, give notice to the Holders of the Preferred Securities prior to the close of business on the Business Day following the Failed Remarketing. Notice of a Failed Remarketing shall be deemed to constitute a withdrawal of each previously delivered election to exercise Warrants on the related Remarketing Settlement Date. Following any such withdrawal a holder may still elect to exercise its Warrants in accordance with the procedures specified in Section 3.6 hereof and in the Warrant Agreement.

         Upon the occurrence of a Trading Remarketing Event or a Legal Cause Remarketing Event and the election by KeySpan to cause a Remarketing of the Preferred Securities, and on the Maturity Remarketing Date, as long as the Securities are evidenced by one or more Global Units, deposited with the Clearing Agency, KeySpan shall request, not later than four nor more than 20 days prior to the Remarketing Date, that the Clearing Agency notify the Holders of the Securities of the Remarketing of the Preferred Securities and of the procedures that must be followed if such Holder of Securities wishes to elect not to participate in the Remarketing of the Preferred Securities.

Section 5.2. Early Exercise of Warrants; Exchange of Preferred Securities and Repurchase of Debentures.

         A Holder of a Security may elect to exercise the Warrants which form a part of such Security at any time in accordance with the terms of the Warrant Agreement. Each Holder, other than an Electing Holder, who desires to exercise its Warrants shall, prior to any such exercise, separate the Warrant and the Preferred Security components of the Security in accordance with Section 3.6. In no event may a Holder satisfy its obligation to pay the Exercise Price by tendering Preferred Securities.

         Following the exercise of a Warrant on a day other than the Remarketing Settlement Date, the Holder of the Security of which such Warrant formed a part may require the Trust to exchange the Preferred Securities which formed the other part of such Security for Debentures having an Accreted Value equal to the Accreted Value of the Preferred Securities being exchanged and to require KeySpan to repurchase such Debentures on the applicable Required Repurchase Date which is no less than 60 days from such exercise date, as specified in the Declaration.

Section 5.3.      Change in Control.

         Following a Change in Control, each Holder will have the right to (i) require the Trust to distribute to such Holder Debentures having an Accreted Value equal to Accreted Value of the Preferred Securities components of such Holder's Securities in exchange for its Preferred Securities and (ii) cause KeySpan to repurchase (a "Change of Control Repurchase Right") such Holder's Debentures and redeem (a "Change of Control Redemption Right") such Holder's Warrants at the amounts and on the dates specified in the Warrant Agreement, the Declaration and the Indenture, as applicable.

         Upon receipt from KeySpan of notice of a Change of Control (as provided in the Declaration and the Warrant Agreement), the Agent shall, as soon as practicable thereafter, mail to the Holders of Securities a notice of such receipt, together with a copy of such notice of Change of Control. The date specified in the notice from KeySpan will be the "Change of Control Notice Date."

     (a) Warrants. To exercise the Change of Control Redemption Right, a Holder must deliver to the Agent, prior to the 30th day following the Change of Control Notice Date, irrevocable written notice in the form of Exhibit D hereto, of such Holder's election to have Warrants redeemed on the date specified in the Warrant Agreement. The Agent, based on such notices, shall notify the Warrant Agent no later than the 30th day following the Change in Control Notice Date of the aggregate number of Warrants to be redeemed. An election to have Warrants redeemed shall also constitute an election to separate the related Securities into their component parts and the Agent and the Warrant Agent shall follow the procedures specified in Section 3.6.

     (b) Preferred Securities. To exercise the Change of Control Repurchase Right, a Holder who has not separated its Securities pursuant to clause (a) above must deliver to the Agent, no earlier than the 60th and no later than the 90th day following the Change of Control Notice Date, irrevocable written notice in the form of Exhibit E hereto, of such Holder's election to have Preferred Securities components of its Securities exchanged for an equivalent Accreted
Value of Debentures and to have such Debentures repurchased on the date specified in the Indenture. The Agent, based on such notices, shall notify the Trust, KeySpan, the Property Trustee and the Exchange Agent, no later than the 90th day following the Change of Control Notice Date of the aggregate number of Preferred Securities to be exchanged for Debentures by the Trust and to be repurchased by KeySpan. An election to exchange Preferred Securities for Debentures and to have such Debentures repurchased by KeySpan shall also constitute an election to separate the related Securities into their component parts and the Agent, the Exchange Agent and the Property Trustee shall follow the procedures specified in Section 3.6 hereof (and Section 6.8 of the Declaration).

Section 5.4.      Certain Rights Following a Remarketing.

         Following a Remarketing Settlement Date (unless there has been a "Failed Remarketing" under the Declaration) and a Redemption or exercise of the Warrants (including the delivery of all shares of Common Stock pursuant to the exercise of a Warrant or the payment of the Warrant Value payable upon the related Redemption and the payment of any amounts payable upon the related Remarketing), a Security shall thereafter represent the right to receive the Preferred Securities (or if the Debentures have been distributed upon liquidation of the Trust, the Debentures) forming a part of such Securities.

                                   ARTICLE VI

                                    Remedies

Section 6.1. Unconditional Right of Holders to Receive Payments and to Purchase Common Stock.

         The Holder of any Security shall have all the rights provided to a holder of Preferred Securities under the Declaration and to a holder of Warrants under the Warrant Agreement, including the right to institute suit for the enforcement of any such payments or obligations thereunder, and such rights shall not be impaired except as provided in the Declaration and the Warrant Agreement.

Section 6.2.      Restoration of Rights and Remedies.

         If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, KeySpan and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

Section 6.3.      Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of
Section 3.11, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.4.      Delay or Omission Not Waiver.

         No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

Section 6.5.      Undertaking for Costs.

         All parties to this Agreement agree, and each Holder of a Security, by its acceptance of such Security shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by KeySpan, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of distributions on any Preferred Securities on or after the respective Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Warrants constituting part of any Security held by such Holder.

Section 6.6.      Waiver of Stay or Extension Laws.

         KeySpan covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and KeySpan (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                    The Agent

Section 7.1.      Certain Duties and Responsibilities.

     (a) The Agent undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

(1) in the absence of bad faith or negligence on its part, the Agent may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts;

          (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it; and

          (4) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

Section 7.2.      Notice of Default.

         Within 30 days after the occurrence of any default by KeySpan hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to KeySpan and the Holders of Securities, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

Section 7.3.      Certain Rights of Agent.

         Subject to the provisions of Section 7.1:

     (a) the Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of KeySpan mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of KeySpan may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of KeySpan;

     (d) the Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of KeySpan, personally or by agent or attorney at the sole cost of KeySpan, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

     (g) with respect to the calculation of the Accreted Value and the Warrant Value, the Agent may conclusively rely upon the calculations thereof determined by the Calculation Agent;

     (h) the Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (i) the Agent shall not be deemed or have notice of any Default or Event of Default unless a Responsible Officer of the Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Agent at the Corporate Trust Office of the Agent, and such notice references the Securities and this Agreement; and

     (j) the rights, privileges, protections, immunities and benefits given to the Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Agent in each of its capacities hereunder including, without limitation, in its capacities as Warrant Agent and Property Trustee, and to each agent, custodian and other Person employed to act hereunder.

Section 7.4.      Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Certificates shall be taken as the statements of KeySpan, and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities.

         The Agent shall not be accountable for the use or application by KeySpan of Securities or the proceeds thereof.

Section 7.5.      May Hold Securities.

         Any Registrar or any other agent of KeySpan, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with KeySpan or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent.

Section 7.6.      Money Held in Custody.

         Money held by the Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with KeySpan.

Section 7.7.      Compensation and Reimbursement.

         KeySpan agrees:

(1) to pay to the Agent from time to time such compensation as shall from time to time be agreed to in writing by KeySpan and the Agent for all services rendered by it hereunder;

(2) except as otherwise expressly provided for herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Agent) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Agent shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Agent pursuant to this Section 7.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

         The provisions of this Section shall survive the termination of this Agreement and the resignation or removal of the Agent.

Section 7.8.      Corporate Agent Required; Eligibility.

         There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.9.      Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

     (b) The Agent may resign at any time by giving written notice thereof to KeySpan 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

     (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Agent and KeySpan.

     (d) If at any time

          (1) the Agent fails to comply with Section 310(b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by KeySpan or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by KeySpan or by any such Holder, or

          (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) KeySpan by a Board Resolution may remove the Agent, or (ii) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

     (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, KeySpan, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by KeySpan and accepted appointment in the manner required by
Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

     (f) KeySpan shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

Section 7.10.     Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to KeySpan and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of KeySpan or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder. If an instrument of acceptance by a successor Agent shall not have been delivered to the Agent within 30 days after the giving of such notice of removal, the Agent being removed may petition, at the expense of KeySpan, any court of competent jurisdiction for the appointment of a successor Agent with respect to the Securities of such series.

     (b) Upon request of any such successor Agent, KeySpan shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph
(a) of this Section.

     (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

Section 7.11.     Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, with the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Securities.

Section 7.12.     Preservation of Information; Communications to Holders.

     (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

     (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

Section 7.13.     No Obligations of Agent.

         Except to the extent otherwise expressly provided in this Agreement, the Agent assumes no obligations and shall not be subject to any liability under this Agreement in respect of the obligations of the Holder of any Security hereunder. KeySpan agrees, and each Holder of a Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation thereunder except to the extent expressly provided in Article Five hereof. Anything in this Agreement to the contrary notwithstanding, in no event shall the Agent or its officers, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Agent, incurred without any act or deed that is found to be attributable to gross negligence or willful misconduct on the part of the Agent.

Section 7.14.     Tax Compliance.

     (a) KeySpan will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to
(i) any payments made with respect to the Securities or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

     (b) The Agent shall comply in accordance with the terms hereof with any written direction received from KeySpan with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.1(a)(2) hereof.

     (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to KeySpan or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII

                             Supplemental Agreements

Section 8.1.      Supplemental Agreements Without Consent of Holders.

         Without the consent of any Holders or any other party hereto, KeySpan and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to KeySpan and the Agent, for any of the following purposes:

          (1) to evidence the succession of another Person to KeySpan, and the assumption by any such successor of the covenants of KeySpan herein and in the Certificates; or

          (2) to add to the covenants of KeySpan for the benefit of the Holders, or to surrender any right or power herein conferred upon KeySpan; or

          (3) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

          (4) to cure any ambiguity, to cure, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement that KeySpan and the Agent may deem necessary or desirable, provided such action shall not adversely affect the interests of the Holders.

Section 8.2. Supplemental Agreements With Consent of Holders; Other Fiduciaries.

         With the consent of the Holders of not less than a majority in number of the Outstanding Securities voting together as one class, by Act of said Holders delivered to KeySpan and the Agent, KeySpan, when authorized by a Board Resolution, the Trust and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Security affected thereby,

          (1) materially and adversely affect such Holder's rights under a Security; or

          (2) reduce the percentage of the Outstanding Securities the consent of whose Holders is required for any such supplemental agreement;

provided, that any modification of the Declaration or Warrant Agreement in accordance with the terms thereof shall be binding on the rights of the Holders under this Agreement without the need for any further consent.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

         No agreement supplemental hereto shall modify in any way any of the rights or obligations of the Agent, the Property Trustee, the Indenture Trustee, the Warrant Agent or the Remarketing Agent without such Person's consent.

         KeySpan may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

Section 8.3.      Execution of Supplemental Agreements.

         In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

Section 8.4.      Effect of Supplemental Agreements.

         Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

Section 8.5.      Reference to Supplemental Agreements.

         Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If KeySpan shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and KeySpan, to any such supplemental agreement may be prepared and executed by KeySpan and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Certificates representing Outstanding Securities.

                                   ARTICLE IX

                    Consolidation, Merger, Sale or Conveyance

Section 9.1. Covenant Not to Merge, Consolidate,  Sell or Convey Property Except
             Under Certain Conditions.

         KeySpan covenants that it will not merge or consolidate with any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions, unless (i) either KeySpan shall be the continuing corporation, or the successor (if other than KeySpan) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of KeySpan under this Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent, executed and delivered to the Agent by such corporation, and (ii) KeySpan or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder or under any of the Securities (including the component parts thereof).

Section 9.2.      Rights and Duties of Successor Corporation.

         In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.1, such successor corporation shall succeed to and be substituted for KeySpan with the same effect as if it had been named herein as KeySpan. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of KeySpan, any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by KeySpan and delivered to the Agent; and, upon the order of such successor corporation, instead of KeySpan, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of KeySpan to the Agent for authentication and execution, and any Certificate evidencing Securities which such successor corporation thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

Section 9.3.      Opinion of Counsel Given to Agent.

         The Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

                                   ARTICLE X

                                    Covenants

Section 10.1.     Performance Under Agreements.

         KeySpan covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Warrant Agreement and the Declaration in accordance with the terms thereof and this Agreement.

Section 10.2.     Maintenance of Office or Agency.

         KeySpan will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for registration of transfer or exchange, separation or re-establishment of a Security and where notices and demands to or upon KeySpan in respect of the Securities and this Agreement may be served. KeySpan will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time KeySpan shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and KeySpan hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

         KeySpan may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve KeySpan of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. KeySpan will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. KeySpan hereby designates as the place of payment for the Securities the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying agent in such city.

Section 10.3.     Statements of Officers of KeySpan as to Compliance.

         KeySpan will deliver to the Agent, within 120 days after the end of each fiscal year of KeySpan (which as of the date hereof is December 31) ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of KeySpan), stating whether or not to the best knowledge of the signers thereof KeySpan is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if KeySpan shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.4.     ERISA.

         Each Holder from time to time of the Security which is a Plan hereby represents that its acquisition of the Security and the holding of the same satisfies the applicable fiduciary requirements of ERISA and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more prohibited transaction exemptions or otherwise will not result in a nonexempt prohibited transaction.

Section 10.5.     Statement by Officers as to Default.

         KeySpan shall deliver to the Agent, as soon as possible and in any event within five days after KeySpan becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the KeySpan proposes to take with respect thereto.

Section 10.6.     Calculation of Original Issue Discount.

         KeySpan shall provide to the Agent on a timely basis such information as the Agent requires to enable the Agent to prepare and file any form required to be submitted by KeySpan with the Internal Revenue Service and Holders of Securities relating to original discount, including, without limitation, Form 1099-OID or any successor form.

                                   ARTICLE XI

                          Representations of the Agent

Section 11.1.     Representations and Warranties of the Agent.

         The initial Agent represents and warrants to the Trust and to KeySpan at the date of this Agreement, and each successor Agent represents and warrants to the Trust and KeySpan at the time of the successor Agent's acceptance of its appointment as Agent, that:

          (a) the Agent is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York, with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

          (b)  the Agent satisfies the requirements set forth in Section 7.8;

          (c) the execution, delivery and performance by the Agent of this Agreement has been duly authorized by all necessary corporate action on the part of the Agent; this Agreement has been duly executed and delivered by the Agent and constitutes a legal, valid and binding obligation of the Agent enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (d) the execution, delivery and performance of this Agreement by the Agent does not conflict with, or constitute a breach of, the charter or by-laws of the Agent; and

          (e) no consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Agent of this Agreement.

                                  ARTICLE XII

                   The Warrant Agent and The Property Trustee

Section 12.1.     Certain Duties and Responsibilities.

         (a) (1) The Warrant Agent and the Property Trustee (each, a "Party", together, the "Parties") undertake to perform, with respect to this Agreement, such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against any Party. The provisions regarding the appointment, removal, resignation, vacancies, meetings, delegation of power and merger, conversion, consolidation or succession to business applicable to such Party in the Declaration or Warrant Agreement, as to which such Person is a party, shall apply to the performance of such Persons duties and obligations hereunder.

         Without limiting the foregoing,

     (a) In the absence of bad faith or negligence on its part, any Party may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Party and conforming to the requirements of this Agreement but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to a Party, such Party shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

     (b) No provision of this Agreement shall be construed to relieve any Party from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) no Party shall be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that such Party was negligent in ascertaining the pertinent facts; and

          (3) no provision of this Agreement shall require any Party to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it.

     (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Parties shall be subject to the provisions of this Section.

     (d) Any Party may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (e) Any request or direction of KeySpan mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of KeySpan may be sufficiently evidenced by a Board Resolution;

     (f) Whenever in the administration of this Agreement any Party shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Party (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of KeySpan;

     (g) Any Party may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (h) No Party shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but any Party, in its discretion, may make reasonable further inquiry or investigation into such facts or matters as it may see fit, and, if such Party shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of KeySpan, personally or by agent or attorney at the sole cost of KeySpan and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; and

     (i) Any Party may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and no Party shall be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder.

     (j) No Party shall be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (k) No Party shall be deemed or have notice of any default or event of default unless an officer in the corporate trust department of such Party has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by such Party at its address identified in this Agreement, and such notice references the Securities and this Agreement.

     (l) The rights, privileges, protections, immunities and benefits given to each Party, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, such Party in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

     (m) The recitals contained herein and in the Certificates shall be taken as the statements of KeySpan, and no Party assumes any responsibility for their accuracy. No Party makes any representations as to the validity or sufficiency of either this Agreement or of the Securities.

     (n) Any Party in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with KeySpan or any other Person with the same rights it would have if it were not a Party.

     (o) KeySpan agrees to pay each Party such compensation, and to reimburse each Party for such expenses, as shall be provided from time to time in the Declaration and the Warrant Agreement to which such Party is a signatory.

     (p) The provisions of this Section shall survive the termination of this Agreement.

     (q) No Party shall be accountable for the use or application by KeySpan of Securities or the proceeds thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  KEYSPAN CORPORATION



                                  By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                  ____________________________, as Agent



                                  By:______________________________
                                     Name:
                                     Title:


                                  _________________________, as Warrant Agent



                                  By:______________________________
                                     Name:
                                     Title:


                                  ________________________, as Property Trustee



                                  By:______________________________
                                     Name:
                                     Title:


                                  KEYSPAN CORPORATION TRUST __



                                  By:______________________________
                                     Name:
                                     Title:  Administrative Trustee


                                  By:______________________________
                                     Name:
                                     Title:  Administrative Trustee

                                                                     EXHIBIT A


                               FACE OF CERTIFICATE

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE CONSTITUENT COMPONENTS OF THIS UNIT MUST BE SEPARATED PRIOR TO TRANSFER (EXCEPT AS PART OF A UNIT) AS PROVIDED IN THE UNIT AGREEMENT."

         [THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO KEYSPAN OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE), (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS KEYSPAN MAY REASONABLY REQUIRE, TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. ]

         [THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE RESALE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL THE SECURITIES.]

         [PRIOR TO EXPIRATION OF THE ONE-YEAR DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT")) ("REGULATION S"), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT
(A) TO A PERSON REASONABLY BELIEVED TO BE A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER.]



Certificate No.: _____                                    Cusip No.: __________
Number of Securities: ___________

                               KEYSPAN CORPORATION
                          KEYSPAN CORPORATION TRUST __
                                  Unit Security

         This Certificate certifies that Cede & Co. is the registered Holder of the number of Securities set forth above. Each Security consists of (i) beneficial ownership by the Holder of one Preferred Security (the "Preferred Security") of KeySpan Corporation Trust __, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $50, the form of which is attached as Annex A hereto and (ii) the rights and obligations of the Holder under one Warrant to purchase shares of common stock of KeySpan Corporation, a New York corporation (the "Company"), the form of which is attached as Annex B hereto. All capitalized terms used herein which are defined in the Unit Agreement (as defined on the reverse hereof) have the meaning set forth therein.

         Distributions on any Preferred Security forming part of a Security evidenced hereby, which are payable quarterly in arrears on ________ __, ________ __, ________ __, and ________ __ of each year, commencing on _____ __,
20__ (a "Payment Date"), shall, subject to receipt thereof by the Agent, be paid to the Person in whose name this Certificate (or a Predecessor Certificate) is registered at the close of business on the Record Date for such Payment Date, except that the proceeds of a Remarketing will be paid to the Warrant Agent in satisfaction of each Electing Remarketing Holder's obligations to pay the Exercise Price of Warrants constituting a part of this Security.

         Distributions on the Preferred Securities will be payable at the office of the Agent in The City of New York or, at the option of KeySpan, by check mailed to the address of the Person entitled thereto as such address appears on the Register.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Certificate shall not be entitled to any benefit under the Unit Agreement, the Warrant Agreement or the Declaration or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed.

                                 KEYSPAN CORPORATION



                                 By:      _______________________________
                                          Name:
                                          Title:


                                 KEYSPAN CORPORATION TRUST __



                                 By:      _______________________________
                                          Name:
                                          Title:  Administrative Trustee

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within mentioned Unit Agreement.

Dated:                            By:      ________________________, as Agent

                                  By:      ___________________________
                                              Authorized Signatory

                        (FORM OF REVERSE OF CERTIFICATE)


         Each Security evidenced hereby is governed by a Unit Agreement, dated as of _____ __, 20__ (as may be supplemented from time to time, the "Unit Agreement"), among KeySpan, _________________________, as unit agent (including its successors hereunder, the "Agent"), _________________________, as Warrant Agent, and ________________________, as Property Trustee, to which Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, KeySpan, and the Holders and of the terms upon which the Certificates are, and are to be, executed and delivered. Pursuant to the Unit Agreement, the rights, limitations or rights, obligations, duties and immunities of the Agent, KeySpan, and the Holders, and the Certificates include the rights, obligations, duties and immunities set forth in the Warrant Agreement and the Declaration, to which reference is further made for a description thereof.

         Each Security evidenced hereby consists of (i) beneficial ownership by the Holder of one Preferred Security of KeySpan Corporation Trust __ having a stated liquidation amount of $__, the form of which is attached as Annex A hereto and (ii) the rights and obligations of the Holder under one Warrant to purchase shares of common stock of KeySpan, the form of which is attached as Annex B hereto.

         KeySpan may, under the circumstances described in the Declaration, cause a Remarketing of the outstanding Preferred Securities which form a part of this Security. In connection therewith, KeySpan will, as described in the Warrant Agreement, redeem all Warrants which form a part of this Security.

         In no event may a Holder pay the Exercise Price of a Warrant by tendering a Preferred Security. In accordance with the terms of the Declaration and the Unit Agreement, the Holder of this Certificate may pay the Exercise Price for the shares of Common Stock purchased pursuant to each Warrant constituting a part of this Security by applying the proceeds of a remarketing of the related Preferred Securities.

         A Holder of a Security who does not affirmatively elect NOT to participate in a Remarketing on or prior to 5:00 p.m. New York City time on the Business Day immediately preceding the Remarketing Date, will be deemed to have consented to participation in such Remarketing. A Holder of a Security who does not affirmatively elect on or prior to 5:00 p.m. on the Business Day preceding a Remarketing Settlement Date to exercise the Warrants related to such Security will be deemed to have consented to a redemption of such Warrants on the Remarketing Settlement Date. A Remarketing sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the Remarketing Date.

         A holder may exercise the Warrants which form a part of the Securities evidenced by this Certificate at any time upon compliance with the procedures specified in the Warrant Agreement. A Holder of a Security evidenced by this Certificate who elects to exercise Warrants prior to the Remarketing Settlement Date shall have the right to require the Trust to exchange the related Preferred Securities for Debentures having an Accreted Value equal to the Accreted Value of such Preferred Securities and to require KeySpan to repurchase such Debentures on the next Required Repurchase Date which is no less than 60 days after the applicable exercise date.

         Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Holders a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Preferred Securities constituting a part of such Holder's Security and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Security, the Agent shall abstain from voting the Preferred Security evidenced by such Security.

         Upon the liquidation of the Trust, a principal amount of the Debentures constituting the assets of the Trust and underlying the Preferred Securities equal to the aggregate Accreted Value of the Preferred Securities shall be delivered to the Agent in exchange for the Preferred Securities. Thereafter, the Holders shall have such rights and obligations with respect to the Debentures as the Holders had in respect of the Preferred Securities and any reference herein to the Preferred Securities shall be deemed to be a reference to the Debentures.

         The Certificates are issuable only in registered form and only in denominations of a single Security and any integral multiple thereof. The transfer of any Certificate will be registered and Certificates may be exchanged as provided in the Unit Agreement. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Unit Agreement. No service charge shall be required for any such registration of transfer or exchange, but KeySpan and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Security shall be separable into its components, and Securities may be recreated as provided in the Unit Agreement; provided, however, this Certificate shall not represent more than 23,000,000 Securities. All such adjustments to the equivalent aggregate principal amount of this Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

         The Holder of this Certificate, by its acceptance hereof, expressly withholds any consent to the assumption (i.e., affirmance) of the Warrant Agreement or the Warrants by KeySpan or its trustee in the event that KeySpan becomes the subject of a case under the Bankruptcy Code.

         The Holder of this Certificate, by its acceptance hereof, expressly agrees to be bound by the terms and provisions of the Unit Agreement, the Warrant Agreement and the Declaration.

         Subject to certain exceptions, the provisions of the Unit Agreement may be amended with the consent of the Holders of a majority in number of the Securities.

         KeySpan, the Agent and its Affiliates and any agent of KeySpan or the Agent may treat the Person in whose name this Certificate is registered as the owner of the Security evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither KeySpan, the Agent nor any such agent shall be affected by notice to the contrary.

         The Warrants shall not, prior to the exercise thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Unit Agreement, the Warrant Agreement, the Declaration, the Resale Registration Rights Agreement and all exhibits to each such agreement is available for inspection at the offices of the Agent.

         This Security shall be governed by the laws of the State of New York, without regard to principles of conflicts of law.

                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                 As tenants in common

UNIF GIFT MIN ACT -       ---------------Custodian---------------
                          (cust)                           (minor)

                          Under Uniform Gifts to Minors Act of _______
                          -------------------------------------


TEN ENT -                 as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common


Additional abbreviations may also be used though not in the above list.

                                             -------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________________________
    ___________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
   (Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Certificates on the books of [Name of Company] with full power of substitution in the premises.

Dated: ___________________        ______________________________________________
                                  Signature

                                  NOTICE: The signature to this
                                  assignment must correspond with
                                  the name as it appears upon the
                                  face of the within Certificates in
                                  every particular, without
                                  alteration or enlargement or any
                                  change whatsoever.

Signature Guarantee: ___________________________________


                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         This Global Unit shall represent 20,000,000 Securities unless otherwise indicated below.

                     The following increases or decreases in this Global Unit
have been made:
                          Amount of decrease     Amount of increase    Number of Securities
                             in Number of           in Number of         evidenced by this
                         Securities evidenced   Securities evidenced        Global Unit           Signature of
                                by the                 by the             following such       authorized officer
         Date                 Global Unit            Global Unit       decrease or increase         of Agent















































                                                                  ANNEX A


                    [FORM OF PREFERRED SECURITY CERTIFICATE]

This Preferred Security is a Global Preferred Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Clearing Agency"), or a nominee of the Clearing Agency. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Clearing Agency or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency) may be registered except in limited circumstances. Unless this certificate is presented by an authorized representative of the Clearing Agency to KeySpan Corporation Trust __ or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Clearing Agency (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Clearing Agency), and except as otherwise provided in the Declaration, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.1

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       of

                          KEYSPAN CORPORATION TRUST __

                           _____% Preferred Securities

             (stated liquidation amount $__ per Preferred Security)

Certificate No.:____               Number of Preferred Securities ______________

                                                           CUSIP No.: __________


                  KeySpan Corporation TRUST __, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of _________ preferred securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the Preferred Securities (stated liquidation amount $__ per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for

--------
1.       Insert in Global Preferred Securities only.

transfer as provided in the Declaration. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of _____ __, _____ (as the same may be amended from time to time (the "Declaration"), among KeySpan Corporation, as Sponsor, _____________, _____________ and _____________, as Administrative
Trustees, ___________________, as Property Trustee, and _____________________,
as Delaware Trustee. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of ______ __, 20__, between KeySpan Corporation, as Guarantor and _________________, as Guarantee Trustee, in respect of the Preferred Securities. The Sponsor will provide a copy of the Declaration, the Guarantee Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.

                IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _________________, 20__.

                                                KEYSPAN CORPORATION TRUST __


                                                By:_____________________________
                                                Name:
                                                Administrative Trustee





PROPERTY TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Preferred Securities referred to in the within-mentioned Declaration.


Dated:  ____________, 20__


THE BANK OF NEW YORK,
as Property Trustee


By:_________________________
    Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

 ------------------------------------------------------------------------------
               (Insert assignee's social security or tax identification number)


-------------------------------------------------------------------------------
                        (Insert address and zip code of assignee)

and irrevocably appoints _________________________ agent to transfer this Preferred Security Certificate on the books and records of the Trust. The agent may substitute another to act for him.

Date:
      --------------------------------------


Signature:
           ---------------------------------
(Sign exactly as your name appears on the Preferred Security Certificate)

Signature Guarantee*:

--------------------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                      SCHEDULE OF INCREASES OR DECREASES IN
                          GLOBAL PREFERRED SECURITY 2


                  This Global Preferred Security shall represent 0 Preferred
Securities unless otherwise indicated below.

                  The following increases or decreases in this Global Preferred
Security have been made:

                                                                        Number of Preferred
                          Amount of decrease     Amount of increase    Securities evidenced
                             in Number of           in Number of              by this
                         Preferred Securities   Preferred Securities     Global Preferred
                           evidenced by this      evidenced by this     Security following        Signature of
                           Global Preferred       Global Preferred             such            authorized officer
         Date                  Security               Security         decrease or increase         of Agent






































--------------------

2       Insert in Global Preferred Securities only.

                                                       ANNEX B


                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF A WARRANT TO PURCHASE ______ SHARES (SUBJECT TO ANTI-DILUTION ADJUSTMENTS) OF COMMON STOCK OF THE COMPANY AT THE EXERCISE PRICE SET FORTH IN THE BELOW-REFERENCED WARRANT AGREEMENT AND A PREFERRED SECURITY OF KEYSPAN CORPORATION TRUST __ (THE "TRUST"). THE WARRANTS AND THE PREFERRED SECURITIES MAY BE SEPARATED AND TRANSFERRED SEPARATELY, AND RE-ATTACHED, IN ACCORDANCE WITH THE PROVISIONS OF THE UNIT AGREEMENT.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT.]


[THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO KEYSPAN OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE), (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS KEYSPAN MAY REASONABLY REQUIRE, TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(E) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. ]

[THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE RESALE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL THE SECURITIES.]

[PRIOR TO EXPIRATION OF THE ONE-YEAR DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT")) ("REGULATION S"), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT
(A) TO A PERSON REASONABLY BELIEVED TO BE A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER.]


No. {     }                                       Certificate for _____ Warrants

                                                           CUSIP No.: __________


                      WARRANTS TO PURCHASE COMMON STOCK OF
                               KEYSPAN CORPORATION

         THIS CERTIFIES THAT __________, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from KeySpan Corporation, a New York corporation ("the Company"), ______ shares (subject to certain adjustments as set forth in the Warrant Agreement) of common stock of the Company (the "Common Stock") at the Exercise Price. This Warrant Certificate shall terminate and become void, and the related Warrants shall expire, as of 5:00 p.m., New York time, on the earlier of (i) ______ __, 20__ or (ii) the date the Warrants are redeemed by the Company pursuant to the terms of the Warrant Agreement, as described below (the "Expiration Date"), or upon the earlier exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of _____ __, _____ (the "Warrant Agreement"), between the Company and ________________________, as warrant agent (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at its address for notices specified in the Warrant Agreement.

         Subject to redemption as described below, the Holder of this Warrant Certificate shall have the right, prior to the Expiration Date, at such Holder's option, to exercise the related Warrant and purchase the Exercise Amount (subject to certain adjustments set forth in the Warrant Agreement) of Common Stock at the Exercise Price, provided that the Exercise Conditions are met as of such date. If the Warrant evidenced by this Warrant Certificate is not exercised at or before 5:00 p.m., New York time, on its Expiration Date, such Warrant shall become void, and all rights of the Holder of this Warrant Certificate hereunder and under the Warrant Agreement shall cease. The Warrant or Warrants evidenced by this Warrant Certificate may be exercised by giving notice to the Warrant Agent no later than 5:00 p.m., New York time, on the Business Day preceding the proposed date of exercise of such Warrants and completing the form of election to purchase set forth on the reverse hereof, and delivering the same, together with this Warrant Certificate (if this Warrant Certificate shall then be held in definitive form), to the Warrant Agent no later than 5:00 p.m., New York time, on the date of such exercise, together with a Cash Payment (unless, in accordance with the Warrant Agreement, a Remarketing Payment is to be made). In no event may a Holder satisfy its obligation to pay the Exercise Price by tendering Preferred Securities.

         On the date of exercise of the Warrant or Warrants evidenced by this Warrant Certificate, the Company shall issue, and the Warrant Agent shall deliver, to or upon the order of the Holder hereof, the Exercise Amount of Common Stock to which such Holder is entitled, registered in such name or names as may be directed by such Holder. The date on which this Warrant Certificate and payment are received by the Warrant Agent as aforesaid shall be deemed to be the date on which the related Warrant is exercised and the related Common Stock is issued.

         Notwithstanding anything to the contrary in this Warrant Certificate or in the Warrant Agreement, (i) no fractional shares of Common Stock shall be issued by the Company upon the exercise of any Warrant, (ii) if more than one Warrant shall be exercised at the same time by the same Holder, the number of shares of Common Stock issuable in connection with such exercise shall be computed on the basis of the aggregate Exercise Amount of the Warrants so exercised, and (iii) on the date a Holder exercises such Holder's Warrant, the Company shall pay such Holder an amount in cash equal to the then-current Market Price (multiplied by the related fraction) of Common Stock for such fractional shares, computed to the nearest whole cent.

         If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, the Company shall execute, and an authorized officer of the Warrant Agent shall countersign and deliver, a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

         The "Exercise Conditions" require that, with respect to any Warrant on any date on which such Warrant is or is proposed to be exercised by the Holder thereof, such Warrant will not be exercisable unless, at the time of exercise
(i) in the case of a Holder who received Warrants in a transaction exempt from registration requirements under the Securities Act,

     (x) the sale of the shares upon exercise of the Warrants is exempt from the registration requirements of the Securities Act and such shares of Common Stock shall bear the legend set forth in Section 2.02(f) of the Warrant Agreement and

     (y) the shares have been registered, qualified or are deemed to be exempt under the securities laws of the state of residence of the exercising holder of the Warrants;

or (ii) in the case of a Holder who received Warrants transferred pursuant to an effective shelf registration statement,

     (x) a shelf registration statement covering the issuance of the Common Stock upon exercise of the Warrant is then in effect;

     (y) the shares have been registered, qualified or are deemed to be exempt under the securities laws of the state of residence of the exercising holder of the Warrants; and

     (z) a then current prospectus is delivered to exercising holders of the Warrants.

         As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants is subject to an anti-dilution adjustment upon the happening of certain events. The Warrant Agreement also provides for certain adjustments and/or distributions in the event of certain events relating to a merger or combination of the Company, and similar events.

         Subject to satisfaction of the Exercise Conditions and certain other conditions, the Company may elect to cause a remarketing of the Preferred Securities and a contemporaneous redemption of the Warrants on the Redemption Date, for cash, in an amount equal to the Warrant Value as of the Remarketing Date, in accordance with the Warrant Agreement and related agreements.

         A Holder (i) may elect to exercise a Warrant in lieu of Redemption, if
(A) such Warrant is held pursuant to the Unit Agreement, and such Holder has opted out of participating in the Remarketing, by notice given to the Warrant Agent and the Unit Agent; or (B) such Warrant is not held pursuant to the Unit Agreement, by notice given to the Warrant Agent, in each case prior to 5:00 p.m., New York time, on the Business Day prior to the related Redemption Date; and (ii) as provided in the Unit Agreement, shall be deemed to have elected to exercise such Warrant in lieu of Redemption, if such Warrant is held pursuant to the Unit Agreement and such Holder has not opted out of participating in the Remarketing. In the absence of an election to exercise a Warrant in lieu of a Redemption, including a deemed election pursuant to clause (ii) of the preceding sentence, a Holder will be deemed to have elected to have its Warrants redeemed on the Redemption Date.

         If a Holder elects or is deemed to have elected to exercise a Warrant pursuant to the preceding paragraph, then such Holder must tender the Exercise Price for such Warrant as a Cash Payment, and must follow certain procedures set forth in the Warrant Agreement; provided, however, that if (i) such Warrant is, on the Remarketing Date, held pursuant to the Unit Agreement, (ii) such Holder has not opted out of participating in the Remarketing, and (iii) a Successful Remarketing shall have occurred, then the Exercise Price of such Warrant will be deemed to have been paid by a Remarketing Payment, and the Remarketing Agent will, in connection with such Remarketing Payment, apply the proceeds of the Remarketing of the related Preferred Security in accordance with the terms of the Remarketing Agreement and the Unit Agreement.

         Any Warrant so redeemed or exercised will, upon such redemption or exercise, cease to be outstanding.

         If a Redemption cannot occur because of an inability, following the Company's best efforts, to satisfy the Redemption Conditions, the Company will promptly notify the Warrant Agent and each Holder (at its address specified in the Warrant Register) thereof. Such event will not constitute a default under the Warrant Agreement so long as the Company is not otherwise in violation thereof; and the Company may, under such circumstances, subsequently seek to remarket the Preferred Securities and contemporaneously redeem the Warrants.

         The Company will, contemporaneously with the giving of notice of Remarketing, furnish notice of Redemption to the Warrant Agent, which will, within two Business Days of receipt of such notice, furnish notice thereof to the Holders of Definitive Warrants, and the Company will request, not later than four nor more than 20 business days prior to the Remarketing Date, that DTC notify its Participants holding Warrants of the Remarketing.

         The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the issuance of the Common Stock.

         This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants, in accordance with the Warrant Agreement.
         All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

         The holder in whose name this Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of this Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

         Neither this Warrant Certificate, nor the Warrant evidenced hereby, entitles the Holder hereof to any of the rights of a shareholder of the Company.

         This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                                        KEYSPAN CORPORATION



                                        By:      ___________________________
                                                 Name:
                                                 Title:


DATED:

Countersigned:


------------------------------
-------------------------,
as Warrant Agent


By ___________________________
      Authorized Signatory

                    FORM OF ELECTION TO PURCHASE COMMON STOCK
                 (to be executed only upon exercise of Warrants)

                               KEYSPAN CORPORATION

         The undersigned hereby irrevocably elects to exercise ___ Warrants at an Exercise Price of $______ per Warrant to acquire the Exercise Amount (as determined pursuant to the Warrant Agreement) per Warrant of Common Stock of KeySpan Corporation on the terms and conditions specified within this Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein and directs that the shares of Common Stock deliverable upon such exercise be registered or placed in the name and at the address specified below and delivered thereto.

         The signature below must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Dated: ____________, ____

                                    -------------------------------------
                                      (Signature of Holder)



                                    -------------------------------------
                                      (Street Address)



                                    -------------------------------------
                                      (City)        (State)    (Zip Code)



                                    Signature Guaranteed by:



                                    -------------------------------------
                                    {Signature must be
                                    guaranteed by an eligible
                                    guarantor institution
                                    (banks, stock brokers,
                                    savings and loan
                                    associations and credit
                                    unions) with membership in
                                    an approved guarantee
                                    medallion program pursuant
                                    to Securities and Exchange
                                    Commission Rule 17Ad-5)

Common Stock to be issued to:

Please insert social security or identifying number:

                  Name:____________________________________________

                  Street Address:__________________________________

                  City, State and Zip Code:________________________

Any unexercised Warrants represented by the Warrant Certificate to be issued to:

                  Please insert social security or identifying number:

                  Name:____________________________________________

                  Street Address:__________________________________

                  City, State and Zip Code:________________________


                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         This Global Unit shall represent 0 Warrants unless otherwise indicated below.

                     The following increases or decreases in this Global Unit have been made:

                                                                        Number of Warrants
                          Amount of decrease     Amount of increase      evidenced by the
                             in Number of           in Number of            Global Unit           Signature of
                          Warrants evidenced     Warrants evidenced       following such       authorized officer
         Date             by the Global Unit     by the Global Unit    decrease or increase         of Agent















































                                                               EXHIBIT B



                      INSTRUCTION TO DISREGARD REMARKETING







=========================
=========================
=========================
=========================

Attention: Corporate Trust Administration




         Re: __________________ Units ("Securities") of KeySpan Corporation and KeySpan Corporation Trust __






         The undersigned Holder hereby advises you that it has elected NOT to participate in the Remarketing set forth below with respect to the corresponding number of Preferred Securities that are a component of Securities of which the undersigned is the beneficial owner:




         Remarketing Settlement

         Date:                                       ______________________

         Number of Preferred

         Securities NOT to

         Remarket:                                   ______________________

         The notification to the Remarketing Agent to be sent by you on the Business Day immediately preceding the above Remarketing Date shall NOT include the aggregate number of Preferred Securities set forth above. Unless otherwise defined herein, terms defined in the Unit Agreement dated _____ __, _____ with KeySpan Corporation and KeySpan Corporation Trust __ are used herein as defined therein. This notice is being delivered pursuant to Section 5.1 of the Unit Agreement relating to the Securities.


Date: _______________________              ____________________________________

                                                      Signature



                                           Signature Guarantee:_________________



Please print name and address of Registered Holder:



------------------------------------           ---------------------------------

Name                                           Social Security or other Taxpayer
                                               Identification Number, if any


Address


------------------------------------


------------------------------------


------------------------------------

                                                            EXHIBIT C




                      NOTICE OF ELECTING REMARKETING HOLDER






========================
========================
========================
========================

Attention: Corporate Trust Administration




----------------------

[Address]

Attention:



         Re: __________________ Units ("Securities") of KeySpan Corporation and KeySpan Corporation Trust __





         Reference is made to KeySpan Corporation's notice of Redemption dated _______ __, 20__ notifying Holders of the Securities of the redemption of the Warrants on ________ __, 20__. This notice constitutes an election by the undersigned NOT to redeem the Warrants identified below. The undersigned hereby advises you of its election to exercise the following number of Warrants which constitute component parts of Securities beneficially owned by the undersigned:

                  Number of Warrants to

                  Be Exercised:                      _________________.






         Unless otherwise defined herein, terms defined in the Unit Agreement dated ______ __, 20__ with KeySpan Corporation and KeySpan Corporation II are used herein as defined therein. This notice is being delivered pursuant to
Section 5.1 of the Unit Agreement.







Date: _______________________              ____________________________________

                                                       Signature



                                           Signature Guarantee:_________________



Please print name and address of Registered Holder:



------------------------------------           ---------------------------------

Name                                           Social Security or other Taxpayer
                                               Identification Number, if any
Address


------------------------------------


------------------------------------


------------------------------------

                                                                  EXHIBIT D




                 NOTICE OF CHANGE OF CONTROL REDEMPTION ELECTION




========================
========================
========================
========================

Attention: Corporate Trust Administration






         Re: ___________________ Units ("Securities") of KeySpan Corporation and KeySpan Corporation Trust __






         Reference is made to KeySpan Corporation's notice of a Change of Control dated _____ __, 20__ . The undersigned hereby advises you of its election to have the following number of Warrants which constitute component parts of Securities beneficially owned by the undersigned redeemed as aforesaid:




                  Number of Warrants to

                  Be Redeemed:                       _________________.

         Unless otherwise defined herein, terms defined in the Unit Agreement dated _____ __, 20__ with KeySpan Corporation and KeySpan Corporation Trust __ are used herein as defined therein. This notice is being delivered pursuant to
Section 5.3 of the Unit Agreement.






Date: _______________________
                                           ------------------------------------

                                                                   Signature



                                           Signature Guarantee:_________________



Please print name and address of Registered Holder:



------------------------------------           ---------------------------------

Name                                           Social Security or other Taxpayer
                                               Identification Number, if any


Address


------------------------------------


------------------------------------


------------------------------------

                                                                  EXHIBIT E







                             NOTICE OF CHANGE OF CONTROL EXCHANGE AND REPURCHASE


========================
========================
========================
========================

Attention: Corporate Trust Administration








         Re: _____________________ Units ("Securities") of KeySpan Corporation and KeySpan Corporation Trust __







         Reference is made to KeySpan Corporation's notice of a Change of Control dated _____ __, 20__ . The undersigned Holder hereby advises you that it has elected (i) to have the number of Preferred Securities set forth below exchanged for an equivalent Accreted Value of Debentures and (ii) to have such Debentures repurchased by KeySpan Corporation, or its successor, as provided in the Unit Agreement, the Declaration and the Indenture:



         Number of Preferred

         Securities to Exchange:            ______________________



         Number of Debentures

         to Repurchase:                     ______________________

         Unless otherwise defined herein, terms defined in the Unit Agreement dated _____ __, 20__ with KeySpan Corporation and KeySpan Corporation Trust __ (the "Unit Agreement") are used herein as defined therein. This notice is being delivered pursuant to Section 5.3 of the Unit Agreement.


Date: _______________________                  _________________________________

                                                                Signature



                                               Signature Guarantee:_____________


Please print name and address of Registered Holder:



------------------------------------         -----------------------------------

Name                                         Social Security or other Taxpayer
                                             Identification Number, if any


Address


------------------------------------


------------------------------------


------------------------------------

                                                                     EXHIBIT F
            FORM OF TRANSFER CERTIFICATE (RULE 144A TO REGULATION S)

------------------------
------------------------
------------------------
Attn.:  Corporate Trust Administration



         Re: _____________________ Units ("Securities") of KeySpan Corporation and KeySpan Corporation Trust __







                  Reference is hereby made to the Unit Agreement dated as of ______ __, 20__ (the "Agreement"), among KeySpan Corporation, KeySpan Corporation Trust __, ________________________, as warrant agent,
________________________, as Property Trustee and The Bank of New York, as Agent. Capitalized terms used but not defined herein will have the meanings given to them in the Agreement.

                  This letter relates to ____________ amount of Units which are held in the form of [a beneficial interest in the Rule 144A Global Unit with the Depositary in the name of the undersigned] [a certificated Unit bearing the Securities Act Legend].

                  The undersigned has requested a transfer of such [beneficial interest] [certificated Unit] to a Person who will take delivery thereof in the form of [a beneficial interest in the Regulation S Global Unit (ISIN No. _______) to be held with [Euroclear] [Clearstream] (Common Code ______) through the Depositary] [a certificated Unit not bearing the Securities Act Legend].

                  In connection with such transfer, the undersigned does hereby certify that such transfer will be effected in accordance with the transfer restrictions set forth in the Agreement and the Units and pursuant to and in accordance with Rule 903 or 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the undersigned further certifies that:

     (a) the offer of the Units was not made to a U.S. Person (as defined under Regulation S);

     (b) [at the time the buy order was originated, the transferee was outside the United States or the undersigned and any Person acting on behalf of the undersigned reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the undersigned nor any Person acting on behalf of the undersigned knows that the transaction was prearranged with a buyer in the United States];

     (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

     (d) the undersigned is not an Issuer or a distributor, an affiliate of either an Issuer or a distributor, or a Person acting on behalf of any of the foregoing; and

     (e) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          This certificate and the statements contained herein are made for the benefit of the Issuers and the Agent on behalf of the Unit holders.


                                     [NAME OF TRANSFEROR]

                                     By:
                                        ----------------------------------------
                                              Name:
                                              Title:

Dated:  _________ __, 20__

cc:      KeySpan Corporation

                                                                 EXHIBIT G

            FORM OF TRANSFER CERTIFICATE (REGULATION S TO RULE 144A )

-------------------------------
-------------------------------
-------------------------------
Attn.:  Corporate Trust Administration








         Re: _____________________ Units ("Securities") of KeySpan Corporation and KeySpan Corporation Trust __







                  Reference is hereby made to the Unit Agreement dated as of _____ __, 20__ (the "Agreement"), among KeySpan Corporation, KeySpan Corporation Trust __, ________________________, as warrant agent, _______________________, as Property Trustee and ______________________, as Agent. Capitalized terms used but not defined herein will have the meanings given to them in the Agreement.

                  This letter relates to ________ of Units which are held in the form of a beneficial interest in the Regulation S Global Unit (ISIN No. _______) with the Depositary in the name of the undersigned.

                  The undersigned has requested a transfer of such beneficial interest in the Units to a Person who will take delivery thereof in the form of a beneficial interest in the Rule 144A Global Unit (CUSIP No.
-------).

                  In connection with such transfer, the undersigned does hereby confirm that such transfer will be effected in accordance with the transfer restrictions set forth in the Indenture and the Units, and accordingly, the undersigned represents that such transfer is being made to a Person who the transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                  This certificate and the statements contained herein are made for the benefit of the Issuers and the Agent on behalf of the Unit holders.






                                     [NAME OF TRANSFEROR]


                                     By:
                                        ----------------------------------------
                                              Name:
                                              Title:
Dated:  __________ __ 20__

cc:      KeySpan Corporation

                                                               EXHIBIT H

              FORM OF REQUEST FOR REMOVAL OF SECURITIES ACT LEGEND

--------------------------
--------------------------
--------------------------
Attn.:  Corporate Trust Administration








         Re: __________________ Units ("Securities") of KeySpan Corporation and KeySpan Corporation Trust __







                  Reference is hereby made to the Unit Agreement dated as of _____ __, 20__ (the "Agreement"), among KeySpan Corporation, KeySpan Corporation Trust __, __________________________, as warrant agent,
__________________________, as Property Trustee and ________________________, as
Agent. Capitalized terms used but not defined herein will have the meanings given to them in the Agreement.

                  This letter relates to _________ amount of Securities which are held in the form of [a beneficial interest in the Rule 144A Global Unit (CUSIP No. ______) with the Depositary] [[a] certificated Security(ies)] in the name of the undersigned]].

                  The undersigned requests that the Securities Act Legend on such Security (ies) be removed.

                  The undersigned certifies that neither the Securities Act Legend nor the restrictions on transfer set forth therein are required to ensure that transfers of the subject Security(ies) will not violate the registration requirements of the Securities Act.

                  This certificate and the statements contained herein are made for the benefit of the Issuers and the Agent Trustee on behalf of the Unit holders.


                                     [NAME]

                                      By:
                                         ---------------------------------------
                                               Name:
                                               Title:

Dated:  ________ __, 20__

cc:      KeySpan Corporation

                                                                   EXHIBIT I
                Form of Certificate for Exchange or Transfer from
    Restricted Regulation S Global Unit to Permanent Regulation S Global Unit
    -------------------------------------------------------------------------

[Euroclear Bank, S.A./N.V., as operator of the Euroclear System]
[Clearstream Banking, S.A.]

         Re:      KeySpan Corporation and KeySpan Corporation Trust __
                  (________Units)
                           ------

                  CUSIP No. ______] [ISIN: _____]
------------------

                  Reference is made to the ________ Units issued by KeySpan Corporation and KeySpan Corporation Trust __ (the "Issuers") pursuant to a Unit Agreement dated as of _________, 20__ (the "Agreement"), among KeySpan Corporation, KeySpan Corporation Trust __, _________________, as warrant agent, ______________________, as Property Trustee and The Bank of New York, as Agent. Capitalized terms used but not defined herein will have the meanings given to them in the Agreement.

                  [For purposes of acquiring a beneficial interest in the Permanent Regulation S Global Unit upon the expiration of the Restricted Period,] [For purposes of receiving payments under the Restricted Regulation S Global Note],3 the undersigned holder of a beneficial interest in the Restricted Regulation S Global Note issued under the Agreement certifies that it is not a U.S. Person as defined by Regulation S under the United States Securities Act of 1933, as amended.

                  We undertake to advise you promptly by telex or other electronic transmission on or prior to the date on which you intend to submit your corresponding certification relating to the securities held by you if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

                  We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and benefit of the Agent Trustee, the Initial Purchaser and the Issuers.

Dated: ____________________, ____

By: ______________________________
as, or as agent for, the holder of a beneficial interest in the securities to which this certificate relates.

-------------------
3        Select, as applicable.